Vessels in Operation, less Accumulated Depreciation - Schedule of Variations in Net Book Value of Vessels Including Drydocking (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Property Plant And Equipment [Abstract]
Opening balance	$ 856,394	$ 890,249
Additions in the period	1,866	6,444
Depreciation expense	(40,385)	(40,299)
Closing balance	$ 817,875	$ 856,394